UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 18, 2002

Date of Report (Date of earliest event reported)

UNION PLANTERS CORPORATION

(Exact name of registrant as specified in charter)

TENNESSEE	1-10160	62-0859007
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UNION PLANTERS CORPORATION
6200 POPLAR AVE
MEMPHIS, TENNESSEE 38119
(Address of principal executive offices)

Registrant's telephone number, including area code:   (901) 580-6000

                                            Not Applicable

(Former name or former address, if changed since last report)

Item 9.  Regulation FD disclosure

Shareholders’ Meeting Presentation

On April 18, 2002, Union Planters Corporation held its Annual Shareholders’ Meeting.  The presentation materials included PowerPoint slides containing financial information.  A description of these slides is attached as exhibit 99.1 and incorporated herein by reference.  A PDF format of the slides is also attached as a courtesy.

               C.   Exhibits

99.1 Description of slides presented at 2002 Annual Shareholders’ meeting

99.2 Unofficial PDF presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Planters Corporation

Registrant

Date: April 18, 2002	/s/Bobby L. Doxey
Bobby L. Doxey
Senior Executive Vice President, Chief
Financial Officer and Chief Accounting Officer